UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 27, 2012

GREEN BALLAST, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-54568	45-1629984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2620 Thousand Oaks Blvd., Suite 4000, Memphis, Tennessee		38118
(Address of principal executive offices)		(Zip Code)
(901) 260-4400
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement

Promissory Note

On November 27, 2012, Green Ballast, Inc. (the “Company”) issued a promissory note to Green Ballast LLC (“GBL”) for the principal amount of $225,000. (the “GBL Note”).  The GBL Note bears interest at 12% per annum, matures on February 16, 2013, and is unsecured.

The GBL Note contains standard provisions relating to the default and acceleration of the Company’s obligations upon the occurrence of an event of default, including: (i) failure to pay principal or interest; (ii) failure to comply with specified agreements, covenants or obligations; (iii) commencement of bankruptcy or other insolvency proceedings by or against the Company; (iv) entry into a change of control transaction; (v) filing of a monetary judgment against the Company for more than $50,000; and (v) event of default under the promissory notes previously issued to GBL, Gemini Master Fund, Ltd. (“Gemini”), or certain persons under financing arranged by Loewen, Ondaatje, McCutcheon USA, Ltd. (“LOM”).

The GBL Note contains covenants which prohibit the Company from taking any of the following actions: (i) incur debt (unless otherwise permitted); (ii) create any liens (unless otherwise permitted); (iii) repay any debts, others than regularly scheduled payments under existing debt; and (iv) enter into transactions with affiliates that must be disclosed in public filings with the Securities and Exchange Commission.

        IRC - Interstate Realty Corporation (“IRC”) is the managing member of GBL.  IRC is the beneficial owner of the shares of common stock held by GBL by virtue of its voting and investment power over the shares. The Company’s Chief Executive Officer, J. Kevin Adams is the chairman and chief executive officer of IRC.

The foregoing summary of the GBL Note set forth in this Item 1.01 is qualified in its entirety by reference to the text of the GBL Note, a copy of which is incorporated by reference herein as Exhibits 10.2.

Purchase Agreement

On November 28, 2012, Company entered into a Purchase Agreement (the “Purchase Agreement”) with a certain accredited investor (the “Investor”), pursuant to which the Company issued (i) one of its 8% Mandatorily Convertible Notes ( the “Convertible Note”) in the aggregate principal amount of $100,000, and (ii) an aggregate of 100,000 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), to the Investor, for aggregate gross proceeds of $100,000 (the “Financing Transaction”).  This $100,000, together with the $200,000 and $200,00 raised by the Company on October 16, 2012 and November 5, 2012, respectively, makes the current total amount raised by the Company in its private offering of Convertible Notes and Common Stock equal to $500,000.

The Purchase Agreement contains representations and warranties by the Company and the Investor and covenants of the Company and the Investor (including indemnification from the Company in the event it breaches its representations and warranties), which the Company believes are customary for transactions of this type. The Company agreed to use commercially reasonable efforts to effect a recapitalization of its capital stock by first reducing the number of shares of its outstanding Common Stock by the surrender of additional shares of Common Stock by existing stockholders of the Company (the “Share Reduction”) and then effecting a reverse split of its outstanding shares of Common Stock.

The Convertible Note matures on October 16, 2013 and bears a simple interest rate of 8% per annum, which began to accrue on November 28, 2012.  Upon a closing of a subsequent private placement of the Company’s equity or equity linked securities (the “Subsequent Offering”) and completion of the Share Reduction (each, a “Conversion Event”), the outstanding principal amount of each Convertible Note is automatically convertible into shares of Common Stock.  The number of shares of Common Stock to be issued upon conversion is equal to (a)(i) the principal amount of the Convertible Note (ii) divided by the pre-money valuation of the Company used in the Subsequent Offering, and then (iii) multiplied by the number of shares of Common Stock outstanding after the Conversion Event (the “Base Number”), plus (b) 20% of the Base Number.  On the conversion date, all accrued but unpaid interest on the Convertible Note will be forgiven.

 The Convertible Note contains customary covenants, including restricting certain payments to be made by the Company until all amounts due and payable under the Convertible Note is paid in full.  The Convertible Note also contains customary events of default upon the occurrence of which, subject to any cure period, the full principal amount of the Convertible Note, together with any other amounts owing in respect thereof, to the date of such event of default, shall become immediately due and payable without any action on the part of the holder of the Convertible Note. In addition, failure by the Company to consummate the Subsequent Offering on or prior to April 15, 2013 constitutes an event of default under the Convertible Note.

If the investors in the Subsequent Offering receive warrants or other rights to subscribe for shares of the Company’s Common Stock, then the Investor is entitled to receive such warrants or other rights on a pro rata basis.  The terms of the warrants received by the Investor would be the same as the warrants received by the investors in the Subsequent Offering.

This Form 8-K does not constitute an offer to sell, or a solicitation of an offer to purchase, any of the foregoing or other securities of the Company. Any such offer may only be made by offering materials issued by the Company. The foregoing referenced securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and such securities may not be offered or sold within the United States or to or for the account or benefit of U.S. persons unless registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available.

The foregoing description of the terms and conditions of the Purchase Agreement and the Convertible Note is only a summary and is qualified in its entirety by the full text of the Purchase Agreement and the Convertible Note, the forms of which were previously filed as Exhibit 10.1 and Exhibit 4.1, respectively, on the Form 8-K filed by the Company on November 8, 2012 and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

 4.1Form of Note issued by the Company to the Investors (Incorporated by reference to the Company’s Form 8-K, as filed with the SEC on November 8, 2012)

10.1    Form of Purchase Agreement by and between the Company and the Investors (Incorporated by reference to the Company’s Form 8-K, as filed with the SEC on November 8, 2012)

10.2    12% Senior Unsecured Note dated November 27, 2012, issued to Green Ballast LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2012

Green Ballast, Inc.

By: /s/ Mary Sharp

Name:_Mary Sharp________

Title: ___Secretary__________